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                                                                   EXHIBIT 10.16

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

      This First Amendment to Securities Purchase Agreement (this "Amendment") is dated as of December 11, 2003 and is made by and among Dover Saddlery, Inc., a Delaware corporation ("Dover DE"), Dover Saddlery, Inc., a Massachusetts corporation ("Dover MA") (collectively, Dover DE and Dover MA shall be referred to herein simply as the "Companies") and Citizens Capital, Inc. (the "Holder"). Defined terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the SPA (as defined below).

      WHEREAS, the Companies and the Holder are parties to that certain Securities Purchase Agreement dated September 17, 1998 (the "SPA");

      WHEREAS, Section 12 of the SPA provides that the Holder shall have a Put Right that may be exercised: (i) at any time after September 17, 2005; or (ii) concurrently with or any time after the occurrence of a Change of Control;

      WHEREAS, the Companies and the Holder desire to amend the SPA to extend the commencement date of such Put Right; and

      WHEREAS, Section 19 of the SPA allows for such amendments provided they are in writing and signed by the Companies and the Holder.

      NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Holder agree as follows:

   1. The first sentence of Section 12.1(a) of the SPA shall be removed and replaced in its entirety with the following sentence:

                  Each holder of any Conversion Shares shall have the right to require the Companies to purchase all (or any portion) of the Conversion Shares owned by it (i) at any time and from time to time on or after December 31, 2006 and/or (ii) concurrently with or from time to time after the occurrence of any Change in Control , in each case at a purchase price equal to the Put/Call Price for such Conversion Shares.

   2. Other than the change set forth above, the terms of the SPA shall remain in full force and effect and the Companies and the Holder hereby acknowledge the continued legal and binding effect of the SPA and all of its terms and provisions.

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      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

                                            THE COMPANIES:

                                            DOVER SADDLERY, INC., a
                                            Delaware corporation

                                            By: /s/ Stephen L. Day
                                                -------------------------------
                                            Name: Stephen L. Day
                                            Title: President

                                            DOVER SADDLERY, INC., a
                                            Massachusetts corporation

                                            By: /s/ Stephen L. Day
                                                -------------------------------
                                            Name: Stephen L. Day
                                            Title: President

                                            THE HOLDER:

                                            CITIZENS CAPITAL, INC.

                                            By: /s/ Randall Kutch
                                                -------------------------------
                                            Name: Randall Kutch
                                            Title: Managing Director